Exhibit 99.4
GE Dealer Floorplan Master Note Trust
2005-1

Payment Date:	1/20/2006
Collection Period Ended:	12/31/2005
Closing Date:	5/5/2005
Next Payment Date:	2/21/2006
Expected Principal Payment Date:	4/21/2008
Final Maturity Date:	4/20/2010

Summary of Allocation of Collections

Total Principal Collections	1,652,210,565.08
Principal Collections Allocated to Series 2004-1	395,880,008.43
Principal Collections Allocated to Series 2004-2	395,880,008.43
Principal Collections Allocated to Series 2005-1	391,921,289.86
Principal Collections Allocated to Series 2005-2	235,152,773.91

Principal Collections Not Allocated to Any Series and Released to Transferor	233,376,484.45

Total Non Principal Collections	42,023,683.73
Non Principal Collections Allocated to Series 2004-1	10,069,138.05
Non Principal Collections Allocated to Series 2004-2	10,069,138.05
Non Principal Collections Allocated to Series 2005-1	9,968,448.74
Non Principal Collections Allocated to Series 2005-2	5,981,069.24

Non Principal Collections Not Allocated to Any Series and Released to Transferor	5,935,889.65

GE Dealer Floorplan Master Note Trust
2005-2

Payment Date:	1/20/2006
Collection Period Ended:	12/31/2005
Closing Date:	10/20/2005
Next Payment Date:	2/21/2006
Expected Principal Payment Date:	9/20/2008
Final Maturity Date:	9/20/2010
Note Payment Detail

					Principal	Interest
			Original Face	Beginning	Payment	Payment		Ending
Class	CUSIP	Interest Rate	Value	Class Balance	Amount	Amount	Total	Class Balance

A	36159LAK2	4.40000%	714,000,000.00	714,000,000.00	0.00	2,705,266.67	2,705,266.67	714,000,000.00
B	36159LAL0	4.57000%	22,600,000.00	22,600,000.00	0.00	88,937.28	88,937.28	22,600,000.00
C	36159LAM8	4.75000%	13,400,000.00	13,400,000.00	0.00	54,809.72	54,809.72	13,400,000.00

TOTALS			750,000,000.00	750,000,000.00	0.00	2,849,013.67	2,849,013.67	750,000,000.00

Beginning of Month Balance	5,269,586,674.11
New Volume	1,875,622,985.84
Principal Collections	1,652,210,565.08
Defaulted Amount	6,304,729.99

End of Month Balance	5,486,694,364.88

Overconcentrations
Dealer Overconcentration	0.00
Manufacturer Overconcentration	0.00
Product Line Overconcentration	0.00

	Total	Overconcentration
Collections
Principal Collections	1,652,210,565.08	0.00	1,652,210,565.08
Non Principal Collections	42,023,683.73	0.00	42,023,683.73

Total Collections	1,694,234,248.81	0.00	1,694,234,248.81

Defaults
Default Amount	6,304,729.99	0.00	6,304,729.99
Series Allocation Percentage			14.23%
Investor Default Amount			897,327.97

Charge-offs
Investor Charge-offs			0.00
Values above include the Note Trust Certificate

GE Dealer Floorplan Master Note Trust
2005-2

Payment Date:	1/20/2006
Collection Period Ended:	12/31/2005
Closing Date:	10/20/2005
Next Payment Date:	2/21/2006
Expected Principal Payment Date:	9/20/2008
Final Maturity Date:	9/20/2010

Allocation of Available Non Principal Collections

Series Allocation Percentage	14.23%
Available Non Principal Collections Allocated to Series		5,981,069.25

Application of Available Non Principal Collections and Available Principal Collections

(a) Available Non Principal Collections Allocated to Series		5,981,069.25

(i) (A) Amount to Indenture Trustee		0.00
(B) Amount to Trustee		14,500.00
(C) Amount to Administrator		250.00
(D) Amount to Custodian		0.00

(ii) Noteholder Servicing Fee		798,705.69
Unpaid Servicer Advances and interest thereon		0.00

(iii) Class A Monthly Interest		2,705,266.67

(iv) Class B Monthly Interest		88,937.28

(v) Class C Monthly Interest		54,809.72

(vi) Investor Default Amount (treated as Available Principal Collections)	897,327.97
Required Deposit to Principal Account		0.00

(vii) Investor Charge-offs	0.00
Reimbursement of Investor Charge-offs	0.00
Unreimbursed Investor Charge-offs	0.00
Reallocation Principal Collections	0.00
Reimbursement of Reallocated Principal Collections	0.00
Unreimbursed Reallocated Principal Collections	0.00
Sum of Unreimbursed Investor Charge-offs and Reallocated Principal Collections		0.00

(viii) Amount Required to be Deposited to the Reserve Account		0.00

GE Dealer Floorplan Master Note Trust
2005-2

Payment Date:	1/20/2006
Collection Period Ended:	12/31/2005
Closing Date:	10/20/2005
Next Payment Date:	2/21/2006
Expected Principal Payment Date:	9/20/2008
Final Maturity Date:	9/20/2010

(ix) Remaining Amounts due to:
Indenture Trustee	0.00
Trustee	0.00
Administrator	0.00
Custodian	0.00

(x) Amounts otherwise required to be Deposited to Principal Account	0.00

Excess Non Principal Collections for Series 2004-1	3,956,138.73
Excess Non Principal Collections for Series 2004-2	3,923,847.07
Excess Non Principal Collections for Series 2005-1	3,875,701.60
Excess Non Principal Collections for Series 2005-2	2,318,599.89

Total Excess Non Principal Collections	14,074,287.29

Non Principal Shortfalls for Series 2004-1	0.00
Non Principal Shortfalls for Series 2004-2	0.00
Non Principal Shortfalls for Series 2005-1	0.00
Non Principal Shortfalls for Series 2005-2	0.00

Total Non Principal Shortfalls	0.00

Aggregate Excess Non Principal Collections Applied to Non Principal Shortfalls for Series 2004-1	0.00
Aggregate Excess Non Principal Collections Applied to Non Principal Shortfalls for Series 2004-2	0.00
Aggregate Excess Non Principal Collections Applied to Non Principal Shortfalls for Series 2005-1	0.00
Aggregate Excess Non Principal Collections Applied to Non Principal Shortfalls for Series 2005-2	0.00

Total Aggregate Excess Non Principal Collections Applied to Non Principal Shortfalls	0.00

Released to Transferor	14,074,287.29

(b) Revolving Period
Principal Collections Allocated to Series According to 4.3(b)(ii)(x) of Indenture Supplement	235,152,773.91
Available Principal Collections Treated as Shared Principal Collections Applied According to Section 8.5 of Indenture	235,152,773.91

(c) Controlled Accumulation Period
Principal Collections Allocated to Series According to 4.3(b)(ii)(y) of Indenture Supplement
(i) Monthly Principal Deposited into the Principal Account	0.00
(ii) Monthly Principal Deposited to Distribution Account and paid to:	0.00

Class A	0.00
Class B	0.00
Class C	0.00
(iii) Amounts Remaining as Shared Principal Collections Applied According to Section 8.5 of Indenture	0.00

GE Dealer Floorplan Master Note Trust
2005-2

Payment Date:	1/20/2006
Collection Period Ended:	12/31/2005
Closing Date:	10/20/2005
Next Payment Date:	2/21/2006
Expected Principal Payment Date:	9/20/2008
Final Maturity Date:	9/20/2010

Early Amortization Period
Principal Collections Allocated to Series According to 4.3(b)(ii)(z) of Indenture Supplement	0.00

(i) Monthly Principal Deposited into the Principal Account	0.00
(ii) Monthly Principal Deposited to Distribution Account and paid to:

Class A	0.00
Class B	0.00
Class C	0.00
(iii) Amounts Remaining as Shared Principal Collections Applied According to Section 8.5 of Indenture	0.00

Shared Principal Collections for Principal Sharing Series
Aggregate Shared Principal Collections for Principal Sharing Series	1,418,834,080.64
Aggregate Principal Shortfall for Principal Sharing Series	0.00

Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2004-1	0.00
Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2004-2	0.00
Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2005-1	0.00
Aggregate Shared Principal Collections Applied to Principal Shortfall for Series 2005-2	0.00

Amount Deposited into the Excess Funding Account	0.00

Released to Transferor	1,418,834,080.64

Reserve Account (Series Level Account)
Beginning Reserve Account Amount	23,400,000.00
Required Reserve Account Amount
Required Reserve Account Percentage	3.12%
Note Principal Balance	750,000,000.00

Required Reserve Account Amount	23,400,000.00

Reserve Account Deficiency	0.00
Reserve Account Deposits	80,610.40
Reserve Account Withdrawals	80,610.40

Ending Reserve Account Amount	23,400,000.00

GE Dealer Floorplan Master Note Trust
2005-2

Payment Date:	1/20/2006
Collection Period Ended:	12/31/2005
Closing Date:	10/20/2005
Next Payment Date:	2/21/2006
Expected Principal Payment Date:	9/20/2008
Final Maturity Date:	9/20/2010

Non Principal Account (Series Level Account)
Beginning Balance	0.00
Deposits	2,863,513.67
Disbursements	2,863,513.67
Ending Balance	0.00

Principal Account (Series Level Account)
Beginning Balance	0.00
Deposits	0.00
Disbursements	0.00
Ending Balance	0.00

Free Equity Amount
Note Trust Principal Balance	5,486,694,364.88
Aggregate Collateral Amount for all Series of Notes	4,525,252,000.00

Free Equity Amount	961,442,364.88

Minimum Free Equity Percentage	5.00%
Outstanding Principal Balance	4,500,000,000.00

Minimum Free Equity Amount	225,000,000.00

Excess Funding Account (Trust Level Account)
Beginning Balance	0.00
Deposits	0.00
Disbursements	0.00
Ending Balance	0.00

Monthly Payment Rate
Current Monthly Payment Rate	31.35%
Prior Monthly Payment Rate	32.61%
Second Prior Monthly Payment Rate	35.15%

3 Month Average Monthly Payment Rate	33.04%

GE Dealer Floorplan Master Note Trust
2005-2

Payment Date:	1/20/2006
Collection Period Ended:	12/31/2005
Closing Date:	10/20/2005
Next Payment Date:	2/21/2006
Expected Principal Payment Date:	9/20/2008
Final Maturity Date:	9/20/2010

Summary of Allocation of Collections

Total Principal Collections	1,652,210,565.08
Principal Collections Allocated to Series 2004-1	395,880,008.43
Principal Collections Allocated to Series 2004-2	395,880,008.43
Principal Collections Allocated to Series 2005-1	391,921,289.86
Principal Collections Allocated to Series 2005-2	235,152,773.91

Principal Collections Not Allocated to Any Series and Released to Transferor	233,376,484.45

Total Non Principal Collections	42,023,683.73
Non Principal Collections Allocated to Series 2004-1	10,069,138.05
Non Principal Collections Allocated to Series 2004-2	10,069,138.05
Non Principal Collections Allocated to Series 2005-1	9,968,448.74
Non Principal Collections Allocated to Series 2005-2	5,981,069.24

Non Principal Collections Not Allocated to Any Series and Released to Transferor	5,935,889.65